EXHIBIT NO. 10.1

U.S. GUARANTEE AGREEMENT dated as of April 29, 2009 (this “Agreement”), among SEAGATE TECHNOLOGY, an exempted limited liability company organized under the laws of the Cayman Islands (“Intermediate Holdings”), SEAGATE TECHNOLOGY HDD HOLDINGS, an exempted limited liability company organized under the laws of the Cayman Islands (the “Borrower”), each of the subsidiaries of the Borrower listed on Schedule I hereto (each such subsidiary individually, a “Subsidiary” and, collectively, the “Subsidiaries”; and each such Subsidiary, the Borrower and Intermediate Holdings, individually, a “Guarantor” and, collectively, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

Reference is made to the Second Amended and Restated Credit Agreement dated as of April 3, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Intermediate Holdings, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

The Lenders have agreed to make Loans to the Borrower, and the Issuing Banks have agreed to issue Letters of Credit for the account of the Borrower, pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each of Intermediate Holdings and each Subsidiary acknowledges that it will derive substantial benefit from the making of the Loans by the Lenders and the issuance of Letters of Credit by the Issuing Banks. The obligations of the Lenders to make Loans and of the Issuing Banks to issue Letters of Credit are conditioned on, among other things, the execution and delivery by the Guarantors of a Guarantee Agreement in the form hereof. As consideration therefor and in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit, the Guarantors are willing to execute this Agreement.

Accordingly, the parties hereto agree as follows:

SECTION 1. Guarantee. Each Guarantor unconditionally guarantees, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, the Obligations. Each Guarantor further agrees that the Obligations may be extended or renewed, in whole or in part, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any extension or renewal of any Obligation.

Notwithstanding anything in this Agreement or any other Loan Document to the contrary, no Obligation of any U.S. Loan Party shall be required to be Guaranteed by any CFC Subsidiary or any Qualified CFC Holding Company, in each case of any U.S. Subsidiary.

SECTION 2. Obligations Not Waived. To the fullest extent permitted by applicable law, each Guarantor waives presentment to, demand of payment from and protest to the Borrower of any of the Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment. To the fullest extent permitted by applicable law, the obligations of each Guarantor hereunder shall not be affected by (a) the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce or exercise any right or remedy against the Borrower or any other Guarantor under the provisions of the Credit Agreement, any other Loan Document or otherwise, (b) any rescission, waiver (except the effect of any waiver obtained pursuant to Section 12(b)), amendment or modification of, or any release from any terms or provisions of any other Loan Document, any other Guarantee or any other agreement (in each case pursuant to the terms thereof), including with respect to any other Guarantor under this Agreement, or (c) the failure to perfect any security interest in, or release of, any of the security held by or on behalf of the Administrative Agent or any other Secured Party.

SECTION 3. Security. Each of the Guarantors authorizes the Administrative Agent and each of the other Secured Parties to (a) take and hold security for the payment of its guarantee hereunder and the Obligations and exchange, enforce, waive and release any such security, (b) apply such security and direct the order or manner of sale thereof as they in their sole discretion may determine and (c) release or substitute any one or more endorsees, other Guarantors or other obligors.

SECTION 4. Guarantee of Payment. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due and not of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Secured Party to any of the security held for payment of the Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Secured Party in favor of the Borrower or any other Person.

SECTION 5. No Discharge or Diminishment of Guarantee. The obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason (other than the payment in full in cash of all the Loan Document Obligations), including any claim of waiver, release, surrender, alteration or compromise of any of the Obligations, and shall not be subject to any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of the Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by the failure of the Administrative Agent or any other Secured Party to assert any claim or demand or to enforce any remedy under the Credit Agreement, any other Loan Document or any other agreement, by any waiver or

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modification of any provision of any thereof, by any default, failure or delay, wilful or otherwise, in the performance of the Obligations, or the failure to perfect any security interest in, or the release of, any of the security held by or on behalf of the Administrative Agent or any other Secured Party, or by any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or that would otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Loan Document Obligations).

SECTION 6. Defenses of Borrower Waived. To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Borrower or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Borrower, other than the final payment in full in cash of all the Loan Document Obligations (or, in the case of an action seeking payment of less than all the Loan Document Obligations, payment in full in cash of the portion of the Loan Document Obligations sought in such action). The Administrative Agent and the other Secured Parties may, at their election, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Obligations, make any other accommodation with the Borrower or any other Guarantor or exercise any other right or remedy available to them against the Borrower or any other Guarantor, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent all the Loan Document Obligations have been paid in full in cash. Pursuant to applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Borrower or any other Guarantor or guarantor, as the case may be, or any security.

SECTION 7. Agreement to Pay; Subordination. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Secured Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Borrower or any other Loan Party to pay any Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent or such other Secured Party as designated thereby in cash the amount of such unpaid Obligations. Upon payment by any Guarantor of any sums to the Administrative Agent or any Secured Party as provided above, all rights of such Guarantor against the Borrower or such other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subordinate and junior in right of payment to the prior payment in full in cash of all the Loan Document Obligations. If any amount shall erroneously be paid to any Guarantor on account of such subrogation, contribution, reimbursement, indemnity or similar right, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited against the payment of the Obligations, whether matured or unmatured, in accordance with the terms of the Loan Documents.

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SECTION 8. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of each Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Administrative Agent or the other Secured Parties will have any duty to advise any Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 9. Representations and Warranties. Each Guarantor represents and warrants as to itself that all representations and warranties relating to it contained in the Credit Agreement are true and correct in all material respects.

SECTION 10. Termination. The guarantees made hereunder (a) shall terminate when all the Loan Document Obligations have been paid in full in cash, the Commitments have expired or been terminated, the principal of and interest on each Loan and all fees payable under the Loan Documents shall have been paid in full, all Letters of Credit shall have expired or been terminated (or otherwise provided for in a manner satisfactory to the applicable Issuing Bank) and all LC Disbursements shall have been reimbursed and (b) shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Obligation is rescinded or must otherwise be restored by any Secured Party or any Guarantor upon the bankruptcy or reorganization of the Borrower, any Guarantor or otherwise. In the event that any Guarantor ceases to be a Subsidiary (as such term is used in the Credit Agreement) pursuant to a transaction permitted under the Credit Agreement, such Guarantor shall be released from its obligations under this Agreement without further action. Upon the release of a Guarantor from its obligations under this Agreement pursuant to this Section 10, and at the sole expense of such Guarantor, the Administrative Agent shall execute and deliver to such Guarantor such documents as such Guarantor may reasonably request to evidence such termination or release.

SECTION 11. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Guarantors that are contained in this Agreement shall bind and inure to the benefit of each party hereto and their respective successors and assigns. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent, and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Collateral Agent and their respective successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that no Guarantor shall have the right to assign its rights or obligations hereunder or any interest herein without the prior written consent of each Lender (and any such attempted assignment without such consent shall be void). This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

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SECTION 12. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Guarantor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Guarantor in any case shall entitle such Guarantor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Guarantors with respect to which such waiver, amendment or modification relates and the Administrative Agent, subject to any consent required in accordance with Section 9.02 of the Credit Agreement.

SECTION 13. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

SECTION 14. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to each Guarantor shall be given to it at its address or telecopy number set forth in Schedule I hereto, with a copy to the Borrower.

SECTION 15. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by the Guarantors herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Administrative Agent and the other Secured Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and the issuance of the Letters of Credit, regardless of any investigation made by the Secured Parties or on their behalf and notwithstanding that any Secured Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement, and shall continue in full force and effect until all the Loan Document Obligations have been paid in full in cash, the Commitments have expired or been terminated, the principal of and interest on each Loan and all fees payable under any Loan Document shall have been paid in full, all Letters of Credit shall have expired or been terminated (or otherwise provided for in a manner satisfactory to the applicable Issuing Bank) and all LC Disbursements shall have been reimbursed.

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(b) In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 16. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section 11. Delivery of an executed signature page to this Agreement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually executed counterpart of this Agreement.

SECTION 17. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement.

SECTION 18. Jurisdiction; Consent to Service of Process. (a) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

(b) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (a) of this Section 18. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 14. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. Each Guarantor hereby appoints Seagate Technology (US) Holdings, Inc. as its agent for service of process in the United States and Seagate Technology (US) Holdings, Inc. hereby accepts such appointment.

SECTION 19. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDINGS DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 19.

SECTION 20. Additional Guarantors. Pursuant to Section 5.12 of the Credit Agreement and the Collateral and Guarantee Requirement, certain Subsidiaries formed or acquired after the Second Restatement Effective Date are required to execute a Guarantee Agreement. Upon execution and delivery after the date hereof by the Administrative Agent and such a Subsidiary of an instrument in the form of Annex 1 hereto, such Subsidiary shall become a Guarantor hereunder with the same force and effect as if originally named as a Guarantor herein. The execution and delivery of any instrument adding an additional Guarantor as a party to this Agreement shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor as a party to this Agreement.

SECTION 21. Right of Setoff. If an Event of Default shall have occurred and be continuing, each Secured Party is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Secured Party to or for the credit or the account of any Guarantor against any or all the obligations of such Guarantor then existing under this Agreement and the other Loan Documents held by such Secured Party, irrespective of whether or not such Secured Party shall have made any demand under this Agreement or any other Loan Document. The applicable Secured

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Party shall notify Intermediate Holdings and the Administrative Agent of such setoff and application, provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 21. The rights of each Secured Party under this Section 21 are in addition to other rights and remedies (including any other rights of setoff) that such Secured Party may have.

SECTION 22. Termination of 2006 Guarantee Agreement. Upon the effectiveness of this Agreement, the U.S. Guarantee Agreement dated as of September 19, 2006, among Seagate Technology, Seagate Technology HDD Holdings and JPMorgan Chase Bank, N.A. shall be terminated in its entirety and shall be superseded and replaced by the terms of this Agreement.

SECTION 23. Tax Indemnification. Each Guarantor hereby agrees to be bound by the terms of Section 2.16 of the Credit Agreement, insofar as any provision of such Section applies to any Loan Party.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

SEAGATE TECHNOLOGY,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary, General Counsel and Senior Vice President

[Signature Page to the U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY HDD HOLDINGS

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary, General Counsel and Senior Vice President

[Signature Page to the U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY (US) HOLDINGS, INC.,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary and General Counsel

[Signature Page to the U.S. Guarantee Agreement]

MAXTOR CORPORATION,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Corporate Secretary, General Counsel and Senior Vice President

[Signature Page to the U.S. Guarantee Agreement]

I365 INC.,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Assistant Secretary

[Signature Page to the U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY LLC,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary, General Counsel and Senior Vice President

[Signature Page to the U.S. Guarantee Agreement]

MAXTOR GLOBAL LTD.,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Vice President

[Signature Page to the U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY INTERNATIONAL,

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary and General Counsel

[Signature Page to the U.S. Guarantee Agreement]

SEAGATE INTERNATIONAL (JOHOR) SDN. BHD.,

By:	/s/ Stephen P. Sedler
Name:	Stephen P. Sedler
Title:	Assistant Secretary

[Signature Page to the U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY (THAILAND) LIMITED,

By:	/s/ Patrick J. O’Malley
Name:	Patrick J. O’Malley
Title:	Director

[Signature Page to the U.S. Guarantee Agreement]

PENANG SEAGATE INDUSTRIES (M) SDN. BHD.,

By:	/s/ Patrick J. O’Malley
Name:	Patrick J. O’Malley
Title:	Director

[Signature Page to the U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY (IRELAND),

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary

[Signature Page to the U.S. Guarantee Agreement]

SEAGATE TECHNOLOGY MEDIA (IRELAND),

By:	/s/ Kenneth M. Massaroni
Name:	Kenneth M. Massaroni
Title:	Secretary

[Signature Page to the U.S. Guarantee Agreement]

SEAGATE SINGAPORE INTERNATIONAL HEADQUARTERS PTE. LTD.,

By:	/s/ Patrick J. O’Malley
Name:	Patrick J. O’Malley
Title:	Director

[Signature Page to the U.S. Guarantee Agreement]

JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT,

By:	/s/ Sharon Bazbaz
Name:	Sharon Bazbaz
Title:	Vice President

[Signature Page to the U.S. Guarantee Agreement]

Schedule I to the

U.S. Guarantee Agreement

Guarantor	Address
Seagate Technology	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology HDD Holdings	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology (US) Holdings, Inc.	920 Disc Drive Scotts Valley, CA 95067

Maxtor Corporation	920 Disc Drive Scotts Valley, CA 95067

i365 Inc.	3101 Jay Street, Suite 110, Santa Clara, CA 95054

Seagate Technology LLC	920 Disc Drive Scotts Valley, CA 95067

Maxtor Global Ltd.	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology International	920 Disc Drive Scotts Valley, CA 95067

Seagate International (Johor) Sdn. Bhd.	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology (Thailand) Limited	920 Disc Drive Scotts Valley, CA 95067

Penang Seagate Industries (M) Sdn. Bhd.	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology (Ireland)	920 Disc Drive Scotts Valley, CA 95067

Seagate Technology Media (Ireland)	920 Disc Drive Scotts Valley, CA 95067

Seagate Singapore International Headquarters Pte. Ltd.	920 Disc Drive Scotts Valley, CA 95067

Annex 1 to the

U.S. Guarantee Agreement

SUPPLEMENT NO. [    ] dated as of [        ] (this “Supplement”), to the U.S. Guarantee Agreement dated as of April 29, 2009 (as the same may be amended, supplemented or otherwise modified from time to time, the “U.S. Guarantee Agreement”), among SEAGATE TECHNOLOGY, an exempted limited liability company organized under the laws of the Cayman Islands (“Intermediate Holdings”), SEAGATE TECHNOLOGY HDD HOLDINGS, an exempted limited liability company organized under the laws of the Cayman Islands (the “Borrower”), each of the subsidiaries of the Borrower from time to time party thereto (each such subsidiary individually, a “Subsidiary” and, collectively, the “Subsidiaries”; and each such Subsidiary, the Borrower and Intermediate Holdings, individually, a “Guarantor” and, collectively, the “Guarantors”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

A. Reference is made to the Second Amended and Restated Credit Agreement dated as of April 3, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, Intermediate Holdings, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the U.S. Guarantee Agreement and the Credit Agreement.

C. The Guarantors have entered into the U.S. Guarantee Agreement in order to induce the Lenders to make Loans and the Issuing Banks to issue Letters of Credit. Pursuant to Section 5.12 of the Credit Agreement and the Collateral and Guarantee Requirement, certain Subsidiaries formed or acquired after the Second Restatement Effective Date are required to execute a Guarantee Agreement. Section 20 of the U.S. Guarantee Agreement provides that additional Subsidiaries may become Guarantors under the U.S. Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Guarantor”) is executing this Supplement in accordance with the requirements of the Credit Agreement to become a Guarantor under the U.S. Guarantee Agreement in order to induce the Lenders to make additional Loans and the Issuing Banks to issue additional Letters of Credit and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Administrative Agent and the New Guarantor agree as follows:

SECTION 1. In accordance with Section 20 of the U.S. Guarantee Agreement, the New Guarantor by its signature below becomes a Guarantor under the U.S. Guarantee Agreement with the same force and effect as if originally named therein as a Guarantor and the New Guarantor hereby (a) agrees to all the terms and provisions of the U.S. Guarantee Agreement applicable to it as a Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Guarantor thereunder are true and correct on and as of the date hereof, except to the extent a representation and warranty expressly relates solely to a specific date, in which case such representation and warranty shall be true and correct on such date. Each reference to a “Guarantor” in the U.S. Guarantee Agreement shall be deemed to include the New Guarantor. The U.S. Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Guarantor represents and warrants to the Administrative Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Administrative Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Guarantor and the Administrative Agent. Delivery of an executed signature page to this Supplement by facsimile or Adobe .pdf transmission shall be as effective as delivery of a manually executed counterpart of this Supplement.

SECTION 4. Except as expressly supplemented hereby, the U.S. Guarantee Agreement shall remain in full force and effect.

SECTION 5. THIS SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the U.S. Guarantee Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision hereof in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 14 of the U.S. Guarantee Agreement. All communications and notices hereunder to the New Guarantor shall be given to it at the address set forth under its signature below, with a copy to the Borrower.

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SECTION 8. The New Guarantor agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Supplement, including the reasonable fees, disbursements and other charges of counsel for the Administrative Agent (but subject to Section 9.03(a) of the Credit Agreement).

[Signature Pages Follow]

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IN WITNESS WHEREOF, the New Guarantor and the Administrative Agent have duly executed this Supplement to the U.S. Guarantee Agreement as of the day and year first above written.

[NAME OF NEW GUARANTOR],

by
Name:
Title:
Address:

JPMORGAN CHASE BANK, N.A., as
Administrative Agent,

by
Name:
Title: